July 12, 2013

VIA EDGAR & FEDEX

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Edwin Kim, Esq.

Re:	Wixpress Ltd.
Draft Registration Statement on Form F-1
Submitted May 30, 2013
CIK No. 0001576789

Dear Mr. Kim:

On behalf of our client, Wixpress Ltd., an Israeli company (the “Company”), we confidentially submit herewith Amendment No. 1 (“Amendment No. 1”) to the above-referenced draft Registration Statement on Form F-1 (the “Registration Statement”) via the Securities and Exchange Commission’s (the “Commission”) EDGAR system. The Registration Statement was initially submitted confidentially to the Commission on May 30, 2013. In this letter, we respond to the comments of the staff (the “Staff”) of the Division of Corporation Finance of the Commission contained in the Staff’s letter dated June 26, 2013 (the “Comment Letter”).

Set forth below are the responses of the Company to the comments in the Comment Letter. For ease of reference, each comment contained in the Comment Letter is printed below and is followed by the Company’s response. All page references in the responses set forth below refer to page numbers in Amendment No. 1. Defined terms used but not otherwise defined herein have the meanings ascribed to such terms in Amendment No. 1.

General

1.	We will process your amendments without price ranges. Since the price range you select will affect disclosure in several sections of the filing, we will need sufficient time to process your amendments once a price range is included and the material information now appearing blank throughout the document has been provided. The effect of the price range on disclosure throughout the document may cause us to raise issues on areas not previously commented on.

Securities and Exchange Commission
July 12, 2013

Response:

The Company acknowledges the Staff’s comment and will provide the range as soon as it is available.

2.	You disclose on pages 18 and 77 that you recently discovered you had 16 premium subscriptions and 32,600 users with GEOIP addresses in countries including Cuba, Iran, Sudan and Syria. You disclose on page 77 that you intend to apply for a license to host sites in U.S. Sanctioned Countries. Cuba, Iran, Sudan and Syria are designated by the U.S. Department of State as state sponsors of terrorism, and are subject to U.S. economic sanctions and export controls. Please describe to us the nature and extent of your past, current, and anticipated contacts with Cuba, Iran, Sudan and Syria, whether direct or indirect, including the types of software and services you provided to the subscribers and users with GEOIP addresses in those countries. Discuss any software, technology, support, or services you have provided or anticipate providing, directly or indirectly, into the referenced countries, and any agreements, arrangements, or other contacts you have had, or intend to have, directly or indirectly, with the governments of those countries or entities they control.

Response:

With respect to the Company’s past contacts with Cuba, Iran, Sudan, North Korea and Syria (the “Sanctioned Countries”), in connection with an internal review in early 2013, the Company determined that out of approximately 33 million free users globally, it had 32,868 users, or less than 0.1% of its total user base, with geographic internet protocols, or GEOIP addresses, in the Sanctioned Countries, as follows: Iran – 22,024, Syria – 5,490, Sudan1 – 4,502, Cuba – 818 and North Korea – 34. These users received access to the Wix Editor, as well as web hosting, support services and the Wix App Market, where a range of Company-developed and third-party developed social and media apps can be integrated for free or on a paying basis into users’ websites. Both the Wix Editor and the apps are accessible and can be used through the Company’s cloud-based platform and no software is locally downloaded onto the user’s device. In addition, the Company determined that it had 16 premium subscriptions, out of a total of approximately 575,000 premium subscriptions, with GEOIP addresses in these countries as follows: Iran – 9, Syria – 3, Sudan1 – 2 and Cuba – 2. Users with premium subscriptions received access to the services mentioned above as well as additional services offered with these subscriptions, such as Google Analytics or third-party domain name registration services.

[1]	The Company has no means of distinguishing between users in North Sudan and South Sudan via a GEOIP address.

Securities and Exchange Commission
July 12, 2013

With respect to current contacts, following the Company’s internal review, the Company took the following steps:

•	Any person with a GEOIP address in a Sanctioned Country is prevented from purchasing a premium subscription.

•	Any person with a GEOIP address in a Sanctioned Country is prevented from opening a new user account with the Company or accessing an existing user account.

•	The Company has terminated the accounts all of its existing users (free and premium) with a GEOIP address in Sanctioned Countries.

•

The Company has screened the names of all of its current premium users against the List of Specially Designated Nationals and Blocked Parties (the “SDN List”) and received no positive hits. The Company is screening its premium users on a daily basis in this manner.

•

The Company is currently working to ensure that SDN list screening occurs across all of its third-party billing systems at the time of the initial request for a premium subscription. Pending completion of that process, the Company is effecting all billing for premium subscriptions with a GEOIP address outside of the United States through its primary third-party billing system through which such screening occurs.

As a result of the foregoing steps, the Company is not aware of any contacts that it currently has with Sanctioned Countries.

With respect to anticipated contacts, the Company continues to believe that its free software and services provide individuals throughout the world the ability to express themselves online through websites. For example, the websites created using the Company’s free cloud-based software and services allow users to display their personal stories, photographs, artwork and other mediums of expression. The general license set forth in Section 560.540 of the Iranian Transactions Sanctions Regulations (the “ITSR”) authorizes the export of software and services incident to the exchange of personal communications over the Internet, such as instant messaging, chat and email, social networking, sharing of photos and movies, web browsing, and blogging, provided that such services are publicly available at no cost to the user. In adopting this general license, the Treasury Department’s Office of Foreign Assets Control (“OFAC”) noted that such software “is necessary to foster and support the free flow of information to individual Iranian citizens and, therefore, is essential to the national interest of the United States.” OFAC also noted in reference to the Iranian elections of 2009 that “personal Internet-based communications are a vital tool for change.”

Accordingly, the Company intends to submit a request for interpretive guidance confirming its understanding that its provision of the Wix Editor platform and customer service are covered by the general license set forth in Section 560.540 of the Iranian Transactions Sanctions Regulations (“ITSR”) and, where applicable, similar provisions related to other countries subject to comprehensive U.S. sanctions.

Securities and Exchange Commission
July 12, 2013

Additionally, the Company intends to apply for a specific license based on OFAC’s Statement of Licensing Policy dated March 20, 2012 (the “Internet SLP”), which interprets Section 560.540 of the ITSR and establishes a favorable licensing policy to seek OFAC approval for the export to Iran of services and software not covered by section 560.540 of the ITSR that directly benefit the Iranian people. The examples provided under the SLP include web hosting. The Company intends to apply for a specific license for its web hosting activities, which are specifically referenced in the SLP and are necessary to enable an individual who has designed a webpage using the Wix Editor to be able to make it available for viewing.

The Company also notes that on May 30, 2013, OFAC issued a new General License D under the ITSR that expands the range of products, software and services that may be exported from the United States or provided by U.S. persons to Iran. The General License specifically permits online app stores and web-hosting services unless they are “for purposes other than personal communications (e.g., web-hosting services for commercial endeavors).” The Company is seeking guidance regarding the application of this General License to its activities.

Pending interpretative guidance or issuance of a license, as necessary, the Company does not intend to have any contacts with Sanctioned Countries.

3.	Please supplementally provide us with copies of all written communications, as defined in Rule 405 under the Securities Act, that you, or anyone authorized to do so on your behalf, present to potential investors in reliance on Section 5(d) of the Securities Act, whether or not they retain copies of the communications. Similarly, please supplementally provide us with any research reports about you that are published or distributed in reliance upon Section 2(a)(3) of the Securities Act of 1933 added by Section 105(a) of the Jumpstart Our Business Startups Act by any broker or dealer that is participating or will participate in your offering.

Response:

The Company has not had any communications or authorized anyone to have communications with potential investors in reliance on Section 5(d) of the Securities Act of 1933 (the “Securities Act”). There has not been any published or distributed research reports about the Company by any broker or dealer participating in this offering in reliance on Section 2(a)(3) of the Securities Act. If the Company or anyone authorized by the Company engages in such communications in reliance on Section 5(d) of the Securities Act, or if any broker or dealer participating in the offering publishes any reports in reliance on Section 2(a)(3) of the Securities Act going forward, the Company will supplementally provide any such communications or research reports to the Staff as requested.

Securities and Exchange Commission
July 12, 2013

4.	Please provide us copies of any graphics that you will provide in your prospectus and provide us support for any claims or statistics.

Response:

The Company will provide to the Staff copies of the artwork that it proposes to include in the prospectus, including the related support for claims and statistics therein in a subsequent filing or supplementally.

Summary, page 1

5.	Please revise your prospectus summary to quantify the percentage of voting power after the offering that will be held by existing 5% shareholders and senior management, if material.

Response:

The Company has revised page 6 to quantify the percentage ownership of its ordinary shares after the offering that will be held by its existing 5% shareholders and executive officers.

6.	Please revise to disclose the basis of your disclosure on page 1 that you are a “leading global web development platform... .” Your revised disclosure should provide sufficient specificity as to the criteria you base your conclusion that you are a leading provider, such as sales or market share information. Please provide us, on a supplemental basis, any internal or third party reports that verify your claims.

Response:

As indicated in the Company’s disclosure in the Registration Statement, the Company offers a broader range of solutions products and services than template-based web builder companies and designers, as well as those who offer domain registration services. Nevertheless, the Company competes with certain aspects of the services offered by those companies and, therefore, when determining that it is a leading global web development platform, considered the scope of those other companies’ activities. In particular, the Company reviewed the information published by such companies regarding the number of users, websites and people that use these companies’ services:

Imcreator.com – 3.0M Websites

Source: http://imcreator.com/

Jimdo.com - 8M Websites

Source: http://www.jimdo.com/2013/03/04/6-years-of-jimdo-in-numbers/

Moonfruit – More than 5M Sites

Source: http://www.moonfruit.com/about

Securities and Exchange Commission
July 12, 2013

ucoz.com – More than 1M Active Websites

Source: http://www.ucoz.com/

Web.com – Over 3M Customers

Source: http://www.web.com/aboutus/default.aspx

Webeden.co.uk – Over 4.2M Sites

Source: http://www.webeden.co.uk/

Webnode.com – 7.5 M Users

Source: www.webnode.com

Webs.com - 40M Users

Source: http://www.webs.com/history.htm

Webstarts.com – 2.9M Websites

Source: http://www.webstarts.com/

Weebly.com - 15M People

Source: http://www.weebly.com/press/

Yola.com - 8M Users

Source: https://www.yola.com/about-us

As a source for the list above, the Company also considered the more popular search results provided supplementally in Appendix B and included them in the list above. A print-out of each website reference as of a recent date is provided supplementally in Appendix A.

While the various companies may use different counting methodologies from the Company, the fact that the Company has over 33 million registered users clearly establishes it as a leading web development company.

Second, as noted above, the Company has reviewed the search engine optimization report from Dansrank in Appendix B. This report shows that Wix is the most relevant search result for the key search terms by country set forth in Appendix B related to website development. By way of example, provided supplementally in Appendix C is a list of the key search terms used for the purpose of the search engine optimization reports for English-speaking countries. The relevance of organic search results is determined based on Google’s algorithms that weight popularity and relevancy as a key factor. Based on the forgoing, the Company respectfully submits that it is a leading global web development platform.

7.

On page 1 and throughout your prospectus, you disclose you have 33 million “users” and “organic and direct traffic” accounting for 60% of total visits to Wix.com in April 2013. Please revise to define what you mean by these terms and the criteria used to calculate them. For example, it is unclear whether the 33 million

Securities and Exchange Commission
July 12, 2013

users refer to those that have registered with your site, created websites, or actively update or interact with your platform. Similarly, it is unclear whether a user’s, previously registered or not, use of a search engine to link to Wix.com constitutes organic and direct traffic.

Response:

The Company has revised its disclosure of “users” to refer to “registered users” whenever it uses that term as a key operating metric. The Company believes that this more closely reflects this term’s definition as set forth on pages 9 and 42 and as used elsewhere in the prospectus.

In addition, the Company has augmented the disclosure on pages 9 and 24 to clarify that it does not have any means of assessing the level of engagement of a particular user following registration. Users may take hours to publish a website or may take years to do so, and the Company has no means of knowing whether or when a particular user is on the verge of publishing a website. More usage (e.g. log-ons) does not necessarily indicate a higher likelihood of publishing a website. Even after a website is published, whether that website is updated periodically or regularly, or simply left as originally published, does not provide a meaningful indication of the likelihood of a particular user generating a premium subscription. For those reasons, the Company does not consider the level of engagement – even if it was determinable – to be material to its business.

Rather, the Company considers the addition of new registered users to be the most significant driver of premium subscriptions. To convey this to investors, the Company has added disclosure on page 9 referring investors to the explanation beginning on page 47 of how it generates premium subscriptions. The Company has disclosed on page 44 that it regularly reviews the relationship between the origination date of registered users and the generation of premium subscriptions. The Company has clarified the disclosure on that page to indicate that it considers that historical data in order to achieve its targeted return-on-investment targets with respect to its marketing spending for a particular period. The Company’s marketing spending is aimed at generating registered users and not at converting existing users since the return on the Company’s marketing expenditures is highest in generating new registered users who in turn generate premium subscriptions as indicated on pages 44 and 45 rather than seeking to cause existing registered users to generate premium subscriptions.

In addition, the Company has revised the disclsoure on pages 2, 44 and 65 to clarify the meaning of “organic and direct traffic” and to clarify that 60% refers to the new registered users generated each month from organic and direct traffic as a percentage of total new registered users that month.

Securities and Exchange Commission
July 12, 2013

8.	As noted on page 45, please revise your summary section to clarify that your revenue or commissions derived from your App Market were negligible in 2012 and other periods as appropriate. Also, please revise to explain what you mean by your “highly curated App Market,” and “best-of-breed third-party technology and software,” as disclosed on pages 1, 3 and 60.

Response:

The Company has revised the disclosure on pages 1, 3, 44, 65, 66 and 71 to clarify that revenues derived from the App Market have been negligible and to remove references to “best-of-breed”. The Company has also explained that “highly curated” means “carefully identified and selected for inclusion in the App Market” by the Company based on user needs and demand.

9.	Please provide us supplemental copies of the reports or other source documentation that you cite on pages 2 and 61 of your prospectus summary and business section from which market or other data is extracted. To expedite our review, please clearly mark each source to highlight the applicable portion of the section containing the statistic, and cross-reference it to the appropriate location in your prospectus. Also, please advise us whether any of your source documents are reports commissioned by you or on your behalf.

Response:

The Company has provided supplementally with this letter source documentation cited on pages 2 and 66 from which market or other data is extracted, as indicated in the Staff’s comment. The Company has set forth below a list of the reports that it referenced in the Registration Statement:

•	May 2013 Netcraft Survey, “May 2013 Web Server Survey”;

•	May 2013 OpenTable presentation, “OpenTable Corporate Presentation”;

•	May 2013 Yelp presentation, “Yelp Q1 2013 Investor Deck”;

•	PayPal.com, “About PayPal.”

The Company has not commissioned any of the industry reports cited in the Registration Statement, nor were any such reports prepared specifically for use in the Registration Statement. The Company confirms to the Staff that it is not affiliated with the sources of any of the reports cited in the Registration Statement.

Securities and Exchange Commission
July 12, 2013

Risk Factors

Our business and prospects would be harmed if changes to technologies used in our solutions or new versions or upgrades of operating systems …, page 15

10.	Please advise us whether a risk factor is appropriate to discuss technological issues, such as ensuring your users’ websites are viewable and compatible with a wide variety of desktop and mobile web browsers. This risk factor appears only to address your platform’s compatibility with operating systems and web browsers.

Response:

The Company has revised the risk factor on page 16 to include a discussion of risks related to ensuring users’ websites are viewable and compatible with a wide variety of desktop and mobile web browsers.

We may be unable to obtain, maintain and protect our intellectual property rights …, page 21

11.	We note on page 45 that you derive a portion of your revenues from Asia. If one of the countries in which you conduct business is China, disclose that China has historically provided less protection to a company’s intellectual property than the United States.

Response:

The Company supplementally advises the Staff that it derives an immaterial amount of revenues from premium subscriptions in China but does not otherwise conduct business operations in China. The Company respectfully submits that its solutions are cloud-based and accessed around the world over the Internet without any download of software to users. Accordingly, the Company respectfully submits that the Staff’s proposed edits would inappropriately suggest increased risk to the Company in China when the Company faces no enhanced risk to protecting its intellectual property rights in that jurisdiction. The Company has disclosed the cloud-based nature of its solutions in the Registration Statement and noted that there is no download of software (see, e.g., page 72: “No installation of software is necessary to use the Wix Editor, as our advanced editing and design platform is accessible through the cloud directly from our website”).

As a foreign private issuer, we may follow certain home country corporate governance practices …, page 26

12.	Supplementally advise, with a view to disclosure, whether you intend to follow the Israeli corporate governance standard that does not require you to have a majority of your directors be independent.

Securities and Exchange Commission
July 12, 2013

Response:

As described more fully in the Company’s response to comment 38, the Company intends to meet the NYSE or NASDAQ corporate governance standard that requires a majority of its directors to be independent immediately following the listing of its shares. The Company refers to the Staff to page 86 where the Company states that the only “home country practice exemption” upon which it intends to rely is for Israeli quorum requirements for shareholder meetings. The Company has also stated on that page that it otherwise intends to comply with the rules generally applicable to U.S. domestic companies listed on the NYSE or NASDAQ.

Provisions of Israeli law and our articles of association may delay, prevent or make undesirable an acquisition of all or a significant portion of our shares or assets, page 29

13.	Clarify whether Israeli law or your articles of association allow for the issuance of preferred stock or the adoption of other “poison pill” measures that could prevent a takeover attempt and thereby preclude shareholders from realizing a potential premium over the market value of their shares.

Response:

As disclosed on page 109, the Company’s authorized share capital after the offering will consist solely of ordinary shares. The Company has added disclosure confirming that it may only issue preferred shares following the offering pursuant to a shareholder vote to amend its articles of association in order to authorize such shares. The Company supplementally informs the Staff that it is not aware of an Israeli company having adopted a poison pill nor the enforceability of a poison pill having been tested in the Israeli courts. Current Israeli legislation makes no reference to poison pills. Since the Company will not have authorized preferred shares following the initial public offering, or IPO, which would be a prerequisite for a poison pill, the Company believes that disclosure regarding the enforceability of poison pills in Israel is not material to investors in the IPO and risks being confusing to them in light of the absence of any authorized preferred shares.

Use of Proceeds, page 34

14.	To the extent known, please provide more detail regarding the purposes for which the net proceeds in this offering are intended to be used. In this regard, consider disclosing the amount of proceeds that you plan to use to expand your business. This section does not require disclosure of definitive plans and it is acceptable to discuss preliminary plans. See Item 3.C.4 of Form 20-F.

Securities and Exchange Commission
July 12, 2013

Response:

Although the Company has not allocated specific portions of the net proceeds to specific uses, the Company has expanded its disclosure on page 36 to provide more detail to investors regarding the general intended use of the net proceeds of the offering.

Management’s Discussion and Analysis of Financial Condition and Results of Operations Overview, page 41

15.	Please revise your management’s discussion and analysis to provide further quantitative and qualitative disclosure that focuses on the analysis of material trends, events and uncertainties. Your management’s discussion and analysis should give readers a view of the company through the eyes of management. See SEC Release 33-8350.

Response:

The Company has significantly expanded the disclosure on pages 44 to 47 to provide a clearer view to investors of how management views the Company’s business and, in particular, how management views the Company’s marketing expenditures to acquire new business. Among other things, this includes an explanation of how the Company applies historical data to predict future behavior of users along with the associated challenges of such methods. The Company has also included additional quantitative disclosures regarding its long-term renewal rates and regarding the breakdown of its subscription revenues and other revenues.

Key Financial and Operating Metrics, page 44

16.	In light of your strategy of growing your free user base and converting them to premium subscribers, please advise us whether such conversion rates are key metrics used by management to evaluate your business.

Response:

The Company supplementally advises the Staff that conversion rates are not a key metric used by management to evaluate the Company’s business, and management does not review conversion rates from the Company’s overall user base. Rather, as set forth in the response to comment 7, the Company considers the addition of new users to be the most significant driver of premium subscriptions. The reason that conversion rates are not a key metric is that management manages the Company’s business by considering the time period over which it seeks to return an amount of collections at least equal to the marketing expenditures used to attract a specific user cohort. In order to achieve the targeted time period, the Company adjusts the paid marketing channels that it uses and the amounts that it pays to acquire new registered users. In this regard, the Company could pay a substantially identical amount to acquire fewer users that generate premium

Securities and Exchange Commission
July 12, 2013

subscriptions at a higher rate (e.g., higher “conversion”) versus acquiring more users that generate premium subscriptions at a lower rate (e.g., lower “conversion”). The net amount of premium subscriptions and collections would be the same, but in the former case the Company would have acquired fewer new registered users overall, but would have generated higher premium subscriptions per registered user. In fact, the Company prefers the latter case due to the benefit of having a larger pipeline of registered users that can generate premium subscriptions over time based on the long “tail” of premium subscriptions that each cohort generates. This larger number of registered users also creates more overall users of the Company’s platform who can recommend others to the Company’s site. In addition, a single registered user can purchase multiple premium subscriptions. This fact, coupled with the Company’s preference to grow the size of the Company’s user base even if the rate of purchase of premium subscriptions is lower, is why the Company does not consider the rate at which registered users purchase a premium subscription (or any other measure of “conversion”) to be a meaningful measure of the success of our its business.

The Company has augmented the disclosure on pages 44 and 45 significantly to disclose to investors more clearly the concepts explained above, including the explanation of why conversion rates are not a meaningful metric for its business.

17.	Please revise to clarify how management measures the engagement of its non-subscribing users and whether the level of engagement generates more subscriptions.

Response:

As indicated in the response to comment 7, the Company has augmented the disclosure on page 8 and 23 to clarify that it does have any means of assessing the level of engagement of a particular user following registration. Users may take hours or years following initial registration to ultimately publish a website or may take years to do so, and the Company has no means of knowing whether a particular user is on the verge of publishing a website or not. More usage (e.g. log-ons) does not necessarily correlate with a higher likelihood of publishing. Even after a website is published, whether that website is updated periodically or regularly or simply left as originally published, does not provide a meaningful indication of the likelihood of a user generating a premium subscription. For those reasons, the Company does not consider the level of engagement – even if it was determinable – to be material to its business. Rather, the Company considers the addition of new users to be the most significant driver of premium subscriptions.

To convey this to investors, as indicated in the response to comment 7, the Company has added disclosure on page 9 referring investors to the explanation on page 45 of how it generates premium subscriptions. The Company has disclosed on page 45 that it regularly reviews the relationship between the origination date of registered users and the generation of premium subscriptions. The Company has clarified the disclosure on that

Securities and Exchange Commission
July 12, 2013

page to indicate that it considers that data in order to achieve its targeted return-on-investment targets with respect to its marketing spending for a particular period. The Company’s marketing spending is aimed primarily at generating registered users and not at converting existing users since the return on the Company’s marketing expenditures is highest in generating new registered users who in turn generate premium subscriptions as indicated on pages 44 and 45 rather than seeking to cause existing registered users to generate premium subscriptions.

18.	Please clarify whether the numbers of users presented are actively utilizing your services. Revise to disclose how you define an active user.

Response:

The Company refers the Staff to its response to comment 7. The Company notes that it does not have a definition of active user for the reasons discussed in the response to that comment.

19.	Tell us what consideration you gave to disclosing the premium subscription collections per premium subscriber as a key metric. In addition, tell us whether your subscribers are concentrated in any field of business or profession. In this regard, indicate whether stratifying your subscriber base would provide relevant information to your investors.

Response:

The Company does not use “premium subscription collections per premium subscriber” or an equivalent metric as a metric to manage its business or evaluate its performance. The Company does not measure premium subscribers but rather premium subscriptions since one user may have more than one premium subscription. Furthermore, any such metric would exclude other sources of revenue from subscribers that the Company is seeking to develop over the course of time, such as revenues from its App Market. It would also exclude revenues from domain name registrations.

There is no concentration of the Company’s subscribers in any particular field of business or profession. The Company has added disclosure to this effect on page 73. Therefore, the Company believes that stratifying the Company’s subscriber base would not provide meaningful information to investors.

Consolidated Results of Operations

Comparison of Period to Period Results of Operations, page 47

20.	You disclose that increases in cost of revenue, research and development, and selling and marketing expenses from fiscal year 2011 to fiscal year 2012 were attributable, in part, to increased headcount. Please revise to provide quantitative disclosure of the headcount changes for these periods for these expense categories.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has revised the disclosure on pages 48 and 49 to provide quantitative disclosure of the headcount changes for these periods for these expense categories.

21.	On page 67, you have disclosed that you support over 700,000 mobile sites but you do not disclose the number of standard subscription sites you support. Please consider disclosing the number of standard subscription sites as this is the substantial source of your revenue. See Item 5 of Form 20-F.

Response:

The Company has revised the disclosure on page 69 to clarify that the now “over 700,000” refers to the number of registered users who have used the Company’s mobile solutions. As discussed in response to comment 7, the Company does not measure the number of sites created, whether mobile or standard, as some users have multiple registrations and others may have registered under different names or email addresses.

22.	Throughout the filing, you discuss the importance of subscription renewals and that you disclose this rate as of December 31, 2012. Please tell us what consideration you gave to quantifying your subscription renewal rates for each period presented and discussing and analyzing any material changes in renewal rates. See Item 5 of Form 20-F.

Response:

The Company does not consider overall renewal rates as a key performance indicator. Rather, as indicated in the response to comment 16, the Company considers the behavior of its cohorts when assessing its business. Accordingly, in response to the Staff’s comment, the Company has disclosed on page 47 the renewal rates of its user cohorts with a premium subscription for one year and for those who had a premium subscription for two years or more.

23.	Given the importance of your subscription revenues, please tell us what consideration you gave to quantifying the impact and providing a discussion of the increases in subscription revenue and other sources of revenue. Please explain the extent to which changes in your subscription revenue and other sources of revenue were attributable to changes in prices and volume. See Item 5 of Form 20-F. Further, tell us what consideration you gave to providing a table that summarizes revenue earned from your website services, domain name registration and app market sales.

Response:

The Company respectfully advises the Staff that revenues from domain name registrations were approximately 5% of revenues in 2012. In addition, a significant portion of those revenues relate to provision of a domain name as complimentary part of the first year of each annual premium subscription and are therefore not based on users’ decision to purchase a domain name registration and do not result in any incremental revenue to the Company. The Company will continue to review the amount of its revenues derived from users’ decisions to purchase a domain name registration and will provide separate quantitative disclosure if the amount of revenues in a particular period is material.

Securities and Exchange Commission
July 12, 2013

As noted in the response to comment 8, the Company has disclosed that revenues derived from the App Market have been negligible to date.

The Company has expanded the disclosure on pages 50 and 51 to indicate that changes in product pricing have had virtually no impact on the amount of revenues.

Liquidity and Capital Resources, page 51

24.	You disclose on page 51 that you believe your existing cash and cash from operations will be sufficient to fund your operations for the next 12 months. Please revise to clarify whether your operations that will be funded include your growth plans described on pages 4 and 66, or whether you will need to use net offering proceeds to implement such plans.

Response:

The Company has revised the disclosure on page 55 to clarify that it believes that its existing cash and cash from operations will be sufficient to fund its operations for at least the next 12 months. In addition, the Company believes that these resources, together with borrowings under the Silicon Valley Bank credit facility and the net proceeds from this offering, will be sufficient to fund its growth plans and future operations.

25.	We note that you do not disclose your deferred revenue by your major type of revenue sources which include premium subscriptions, domain names, and apps. Please consider disclosing the deferred revenue by your revenue sources. We also note a substantial portion of your deferred revenue and cash as well as trades receivables may be attributed to the sale of premium subscriptions. Tell us whether the deferred revenue contains a significant amount of subscribers that are subject to the 14-day trial period where the user can cancel and receive a full refund. Please tell us how much of the deferred revenue pertains to the 14-day trial period and how much could be expected to be refunded. We refer you to Item 5 of Form 20-F.

Response:

The deferred revenues balance includes the unearned amounts received from customers for both premium subscriptions and domain name registrations. Deferred revenues attributed to premium subscription are recognized over a period of between 1 and 12 months. Deferred revenues from domain name registrations are recognized over a period of 1-36 months, however, the substantial majority of the domains names registrations are for one year and are sold with an annual premium subscription. As a result, these revenues are recognized together over the same 12-month period and accounted for as revenues from services in accordance with Regulation S-X 5-03(b) and therefore presented jointly on the face of the income statement. Since most of the deferred revenues balances for both subscriptions and domain names are recognized over the same time period, the Company respectfully submits that quantifying separately the amount of deferred revenues that are derived from premium subscriptions versus other sources would not provide investors with additional useful information.

Securities and Exchange Commission
July 12, 2013

The deferred revenues balance contained revenues from premiums subscriptions that are subject to the 14-day trial period, amounting to $51,000 and $112,000 as of December 31, 2011 and 2012, respectively, which comprised 0.5% and 0.6% of the total deferred revenues balance as of December 31, 2011 and 2012, respectively. In addition, approximately 4% of new premium subscriptions purchased in 2012 were cancelled during the trial period and refunded. Based on this data, the Company believes that the deferred revenues which could be expected to be refunded as a result of the 14-day trial period are insignificant. In this regard, please also see the Company’s response to comment 51.

Application of Critical Accounting Policies and Estimates

Share-Based Compensation, page 55

26.	We note that you applied a value of $9.09 for the May 2012 grant based on the average fair values for valuations conducted in March 2012 and August 2012. Please explain why you believe that averaging the fair values is appropriate. Include in your response a reference to all guidance that you believe to be applicable.

Response:

The AICPA Practice Guide (the “Guide”) contemplates that it is not practical for a company to perform a valuation analysis every time it makes an option grant. On page 34, the Guide states that there are a number of factors to be considered with respect to the timing and frequency of valuations:

“a. The imminence of a possible IPO (a higher frequency would be expected the more imminent the IPO). Enterprise value generally displays increased volatility in the period prior to an imminent IPO, as the pace of operational or financial activities that may affect value typically increases during that period.” – With respect to the Company, the May 2012 grants were made well over a year before the Company’s projected IPO date, currently expected to be approximately October 2013. Accordingly, there would have been little justification for obtaining three formal valuations within less than a six-month period (March, May and August).

Securities and Exchange Commission
July 12, 2013

“b. The frequency and timing of equity issuances (the task force recommends consideration of performing contemporaneous valuations in conjunction with issuances).” – The Company notes that the May 2012 grant occurred within two months of the March 2012 grant. Since the Company obtained two valuations – albeit retrospectively – as of March 2012 and August 2012, the Company believes that even if it had obtained contemporaneous grants historically, the AICPA guidance would have allowed it to consider the timing of the May 2012 grants to be close after the March 2012 grants in concluding not to obtain a new opinion.

“c. The occurrence of significant events such as milestones (a contemporaneous valuation would no longer provide a justifiable fair value for a ordinary stock or option grant occurring at a date subsequent to that valuation if one or more significant events had occurred between the valuation date and the grant date).” – As disclosed on page 59, the Company released its HTML5 Editor at the end of March 2012. The Company had been beta testing the HTML5 Editor before such release and the prospect of the Company releasing the HTML5 editor was expressly reflected in the March 2012 valuation. While no negative events were reported after its release, the Company did not have assurance of widespread market success in May 2012. As a result, between March 2012 and August 2012, there was no intervening event that could be considered a milestone.

“d. Cost-benefit considerations.” The May 2012 grants fell between the March 2012 and August 2012 grants for which formal valuations were obtained. For the reasons set forth above, the Company believed there was little benefit in obtaining an additional valuation.

Having determined that the Company would not have obtained a new valuation as of May 2012 even if its practice had been to obtain contemporaneous grants historically, the Company considered whether to apply the March 2012 valuation to the May 2012 grants. As noted above, between March 2012 and August 2012, there was no intervening event that could be considered a milestone. Nevertheless, between those two dates, the Company’s business continued to grow in more or less a linear fashion. The following table sets forth the growth in the Company’s key operating metrics supporting this general linear growth:

	Three Months Ended
	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sep. 30, 2012
	(in thousands, except percentages)
Collections	$9,003	$10,534	$11,719	$13,415
Increase from prior period		$1,531	$1,185	$1,696
% increase		17.0%	11.2%	14.5%

No. of users at period end	16,952	19,603	22,442	25,209
Increase from prior period		2,651	2,839	2,767
% increase		15.6%	14.5%	12.3%

No. of premium subscriptions at period end	306	345	386	422
Increase from prior period		39	41	36
% increase		12.7%	11.9%	9.3%

Securities and Exchange Commission
July 12, 2013

The Company believes that when considering retrospectively the value of its ordinary shares as of May 2012, in light of the fact that it had valuations performed as of March 2012 and August 2012, it had two choices: (i) it could apply the March 2012 valuation on the basis that the circumstances surrounding that valuation had not changed or (ii) it could conclude, based on available evidence, that the Company’s value continued to increase in a linear manner. The Company believes that the latter conclusion is most supportable since the Company’s value had increased by August 2012 and there was no significant intervening event.

The Company has added disclosure on page 62 explaining the basis for using a linear approach to the valuations between March 2012 and August 2012.

27.	Explain why the fully diluted scenario per share value did not increase as much as the liquidity scenario per share value did when comparing the January 2013 grants to the August 2012 grants. Revise your disclosures accordingly.

Response:

Fully-Diluted Scenario

The fully diluted scenario represents the Company’s enterprise value in an exit scenario in which all preferred shares and options are assumed to convert into ordinary shares due to a liquidity event, such as an IPO or an acquisition.

For the March 2012 and August 2012 valuations, the Company determined its enterprise value based on the post-money value derived from the purchase at arms’ length of its Series E preferred stock pursuant to an agreement entered into in February 2011. That investment round reflected a $252.2 million enterprise value. A discounted cash flow analysis performed with respect to the March 2012 and August 2012 valuation dates yielded a significant lower valuation (discussed below with respect to the Liquidity Scenario). However, from February 2011 through March 2012 and August 2012, the Company’s business had not deteriorated in any way – in fact the opposite was true. The Company therefore felt that it was appropriate to reflect the $252.2 million enterprise value to a limited extent – 10% in March 2012 and 25% in August 2012 under the Probability Weighted Expected Return Method (PWERM) – in order to capture the value that the Company’s investors had attributed to a future exit in which conversion of preferred shares and options would occur. The Company believes that this actually reflects a conservative approach with respect to its share-based compensation since it resulted in fair value being increased above the value what would have resulted solely from a going concern valuation.

Securities and Exchange Commission
July 12, 2013

For the January 2013 valuation, the Company felt that it continued to be appropriate to reflect in the PWERM a scenario in which all preferred shares and options were converted into ordinary shares. At that time, the Company was discussing the possibility of an IPO with investment banks. Therefore, the Company decided that it should not use the February 2011 enterprise value, but that it should use using a valuation methodology closer to those that the investment banks and potential investors in an IPO would use. The Company selected the guidelines public company method. This resulted in a Company enterprise value of $282.8 million.

The reason that this reflected only a small increase over the $252.2 million enterprise value from August 2012 was that the $252.2 million valuation was a highly conservative valuation based on the earlier arms’ length transaction.

Liquidity scenario

The liquidity scenario represents the Company’s enterprise value in an exit scenario in which all preferred shares and options are assumed not to convert into ordinary shares. The liquidity scenario reflects the valuation of the Company on a going concern basis and, accordingly, the Company used the discounted cash flow (DCF) method to determine the enterprise value.

The Company determined it had an enterprise value of $146.0 million in August 2012 and $216.0 million in January 2013. The significant increase was driven by a significant improvement in the Company’s prospects between the two valuation dates. This was reflected in the projections used in the DCF model. The significant improvement in prospects resulted from the introduction in late March 2012 of the Company’s HTML 5 editor. The HTML5 editor was based on the latest technology and the Company expected that it would have wider appeal than the Company’s previous flash-based technology. Furthermore, the HTML5 editor would enable the Company to introduce new language capabilities and thereby address new geographies. By August 2012, approximately four months after the introduction of the HTML5 editor, the Company did not have sufficient information to revise its financial projections; however, the Company did by January 2013. For example, the Company’s increased its projected revenues growth rate by 20% for 2013 and by 47% for 2014. These increases favorably impacted the Company’s enterprise value under the DCF model.

The Company has added disclosure on pages 60, 61 and 62 to more fully explain the above.

28.	When determined, please tell us your proposed IPO price, when you first initiated discussions with underwriters and when the underwriters first communicated their estimated price range and amount for your stock.

Securities and Exchange Commission
July 12, 2013

Response:

The Company and the underwriters have not yet determined the estimated price range and amount of stock to be offered. The Company will provide that information to the Staff once it becomes available. The Company first initiated preliminary discussions with the underwriters regarding the possibility of an IPO in August 2012, but no valuation discussions occurred at that time.

29.	Continue to provide us with updates to the requested information for all equity related transactions subsequent to this request through the effective date of the Registration Statement.

Response:

The Company will continue to provide the Staff with updates to the requested information for all equity-related transactions through the effective date of the Registration Statement.

Business, page 60

30.	On page 63, you have a diagram of “How Wix Works.” In step 1, “Find Wix.com,” you indicate there are three ways to find Wix.com: word-of-mouth referral, search and display, and Wix user website. Please expand to include a discussion of these three methods of how users find Wix.com. For example, it is unclear whether “search and display” refers to paid advertisement ads on search engines or social networking sites or whether “Wix user websites” refer to returning users from their own websites or placement of links or advertising on user created websites using your platform.

Response:

The Company has revised steps 1 and 2 of the diagram on page 68 to clarify that users find Wix through primarily four organic ways: (i) search for Wix, (ii) type “Wix.com”, (iii) click through a user’s site and (iv) search engine optimization. Users also find Wix through paid sources: (i) search engine marketing, (ii) direct media buying and (iii) social advertising.

31.	Please revise to provide more details of your support and call center professionals for your users. Since your user base appears to be primarily non-professional website developers or those with software coding skills, the quality and availability of technical support appears to be an important factor for the increased use and adoption of your platform. On pages 64 and 69, you indicate your technical support staff is in-house and consists of 111 professionals based in the United States and Israel during U.S. extended business hours. Since your platform is available in 5 languages: English, French, Spanish, Portuguese, and Italian, please clarify how your support services operates for languages other than English or Spanish and describe call support availability outside of North America. Further, on page 43, you indicate that you seek to expand to add more languages, but historically have no need to add local support staff. Please revise to disclose here and elsewhere how you will provide technical support for new regions or languages.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has revised the disclosure on page 74 to clarify that its customer support staff provide many types of indirect support to customers, including the Wix Support Center, updating forums in response to customer questions and updating knowledge databases, such as the Company’s online automated ask-and answer database, Wix Answers. Even though all of the employees executing these functions are considered to be customer support staff, not all of the support staff directly interface with customers through telephone and email support, as direct customer support is often not needed and not an important factor for increased use of the Company’s platform, due to customer usage of the forums and FAQ lists. However, the Company is still expanding its language-support offerings and continues to hire customer support staff in the Tel Aviv and San Francisco offices who can provide telephone and email support in additional languages, such as Japanese or Korean. The Company plans to hire additional support staff who can provide support in additional languages in these two locations.

32.	On page 69, you indicate that you have a Professional Services Marketplace for users to hire third-party professional web designers. Please revise to clarify how or if you generate revenues or commission from these arrangements, whether you screen or evaluate the credentials or experience of these designers, and the liability or risk to your reputation should these developers provide substandard or incomplete services.

Response:

The Company has revised the disclosure on page 74 to clarify that the Company does not generate revenue from the Professional Services Marketplace, and it is provided as a service for users. The Company conducts only a limited evaluation of these designers’ credentials, and has added disclosure to the risk factor on page 13 to address the possibility of risk to its reputation if any of the services provided by these independent designers do not meet users’ quality expectations.

33.	On pages 12 and 70, you indicate you do not have any long-term agreements with Hostway Corporation, your primary data center provider. Please advise us whether any of your agreements with third-party data centers, webhosting services, domain registration services or leases are material agreements that are required to be filed pursuant to Item 601(b)(10) of Regulation S-K.

Response:

As disclosed in the Registration Statement, Hostway is the Company’s primary data center provider, which results in it being the primary provider of webhosting services.

Securities and Exchange Commission
July 12, 2013

There is no other data center or webhosting provider that is material to the Company. The Company will file as an exhibit any agreement that it enters into with Hostway.

The Company’s agreements for the provision of domain registration services are agreements entered into in the ordinary course on which the Company’s business is not substantially dependent within the meaning of Item 601(b)(10) of Regulation S-K since there are multiple providers of domain registration services which the Company can use. In addition, users can link domains that they have purchased independently from the Company to the website designed using the Company’s software.

The Company leases office space in Tel Aviv, New York and San Francisco. The Company’s office space does not contain any features that the Company would be unable to replicate easily in another location within a similar locale to its existing offices in the event that the leases are not extended. As a result, the Company does not consider its leases to be material to its business.

Competition, page 73

34.	On pages 73 and 74, you disclose you do not believe that you currently compete with other providers because they do not offer the same design capabilities or range of products and services that you offer. While you have broader breadth of products and services compared to your competitors, it appears that are many web-based website design platforms and software programs such as Yola, Wordpress, and Adobe Dreamweaver. Further, a variety of web hosting sites provide free or low cost web design tools for novices. Please revise to address these types of competitors.

Response:

The Company has revised the disclosure on pages 17 and 79 to include further discussion on competitors who offer web-based website design platforms and software programs.

Management

General

35.	On pages 83 and 85, you indicate that as a U.S. listed company, you have heightened corporate governance requirements under the Israel Companies Law. Please revise to clarify your corporate status under the Israel Companies Law, including whether you will be a public or private company in Israel after your U.S. initial public offering since you are not and do not appear you will be dual listed on the Tel Aviv Stock Exchange. Further, please clarify your reporting obligations to your shareholders in Israel after your U.S. initial public offering under Israel law.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has amended its disclosure on page 86 to clarify that it is considered to be a public company under the Israeli Companies Law, but not under the Israeli Securities Law. Therefore the Company does not have any reporting obligations to shareholders in Israel that are different from its reporting obligations to shareholders in the United States. Since the Company will neither be conducting a public offering in Israel in connection with its IPO nor listing any of its securities on the Tel Aviv Stock Exchange, and does not have any separate reporting obligations under the Israeli Securities Law, the Company respectfully submits that no additional disclosure on this point is warranted in the Registration Statement.

Board of Directors

Pre-IPO Appointment Rights, page 82

36.	Please revise to identify the Series A preferred shareholder that appointed Mr. Roy Saar as a director, pursuant to its respective director appointment rights.

Response:

The Company has revised the disclosure on page 88 to disclose that Mr. Roy Saar was appointed by an entity controlled by Mr. Ran Tushia, which was the largest holder of Series A shares at that time.

External Directors, page 83

37.	Clarify the distinction between external directors and independent directors.

Response:

The Company has amended the disclosures on page 89 to explain the distinction between external and independent directors.

38.	If you intend to meet the NYSE or Nasdaq corporate governance standard that requires a majority of your directors to be independent, identify those independent directors that comprise a majority of your board.

Response:

The Company intends to meet the NYSE or Nasdaq corporate governance standard that requires a majority of your directors to be independent. The Company has revised its disclosure on pages 84 and 87 to disclose the identities of its directors that are independent.

Securities and Exchange Commission
July 12, 2013

Compensation of Officers and Directors, page 94

39.	Item 6.B. of Form 6-K requires a foreign private issuer to disclose the compensation of its directors and senior management on an individual basis unless individual disclosure is not required in the issuer’s home country. We understand that Israel’s securities law and regulations require an Israeli public company to disclose in its annual report, on an individual basis, the compensation of its directors and its five highest paid officers. Accordingly, either provide the individual compensation disclosure for your named officers and directors, or else supplementally advise why you believe you are not required to do so.

Response:

The Company supplementally advises the Staff that it is not required to provide individual disclosure of the annual compensation to its directors and senior management for the most recently completed fiscal year under the laws of the State of Israel. This is due to the fact, set forth in our response to comment 35 above, that the Company will not be deemed a public company under the Israeli Securities Law. Only a company that qualifies as a reporting company in Israel as defined under the Israeli Securities Law is required to comply with the reporting obligations of this law and the regulations promulgated thereunder. The Company has also not otherwise disclosed such information. Accordingly, the Company believes that it is permitted to furnish compensation information on an aggregate basis under Item 6.B of Form 20-F.

Under Israeli law, within no later than nine months following the closing of the IPO, the Company will be required to receive the approval of the Company’s shareholders for its Chief Executive Officer to serve also as the chairman of the Company’s Board of Directors. For that purpose, the Company will be required to provide individual compensation information for the Company’s Chief Executive Officer. The Company will also be required to disclose, and seek shareholder approval for, any new compensation payable to a director of the Company. In addition, within nine months of the IPO, the Company will be required to present a compensation policy for approval by its shareholders. The compensation policy will contain a framework for compensation of directors and senior management, including a number of mandatory elements, so that even if individual compensation is not disclosed, investors will still have an understanding of the compensation of directors and senior management.

40.	Your disclosure indicates that the aggregate compensation for your management in 2012 disclosed on page 94 includes, in part, share-based compensation and that options have been issued under your Wixpress Ltd. 2007 Share Option Plan. Please revise to disclose the number of options, the number of ordinary shares covered by the options, the exercise price, expiration date, and purchase price, if any, of the options awarded to your directors and executive officers in 2012. Please refer to Item 6.B.1 of Form 20-F for further guidance.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has revised the disclosure on page 100 to disclose the requested information.

Employment and Consulting Agreements with Executive Officers, page 94

41.	Please revise here or on page 101 to identify which executive officers are employees subject to an employment agreement or consultants subject to a consulting agreement with a wholly-owned personal services corporation of the executive officer. For executive officers with wholly-owned personal services corporations, please clarify whether individual officers are the equivalent of full-time employees in terms of the time devoted to their duties at Wixpress.

Response:

The Company has amended the disclosure on page 108 in response to the Staff’s comment

Principal and Selling Shareholders, page 96

42.	Disclose the percentage of your ordinary shares held by U.S. holders. See Item 7.A.2 of Form 20-F.

Response:

The Company has revised the disclosure on page 103 to disclose the percentage of its ordinary shares held by holders of record in the United States.

43.	Please advise us the purpose of your disclosure in notes (8) and (10) through (14) of your beneficial ownership table that these respective individuals disclaim beneficial ownership of the shares of stock owned directly or indirectly by their affiliates, except to the extent of their respective pecuniary interest. It is unclear why you provide such disclaimers on the behalf of your shareholders or these individuals.

Response:

The Company has removed the disclaimers of beneficial ownership on pages 104 and 105.

United States Federal Income Taxation, page 113

44.	Briefly describe the mark-to-market treatment on page 117 that, if elected, could mitigate some of the adverse tax consequences for a U.S. holder of your securities should you be classified as a PFIC.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has expanded the disclosure on pages 124 and 125 in response to the Staff’s comments.

Notes to Consolidated Financial Statements

Note 2. Summary of Significant Accounting Policies

Revenue Recognition, page F-11

45.	Page 72 discloses that multiple subscriptions are used by professional web designers. Please tell us if the subscriptions are sold to the subscribers or the customers of the subscribers. If sold to the customers, please tell us if there is any sharing of profits with the subscribers or commission received or paid.

Response:

The Company believes that the Staff’s reference to page 72 was intended to be to page 46 where the Company states as follows: “Some users account for multiple premium subscriptions. For example, users who are professional web designers often use our platform to support their business, building and designing sites for their own customers.” The Company supplementally advises the Staff that premium subscriptions are sold to its subscribers, and the Company has no way of knowing whether the credit card information entered is of a designer or of the end-user. The Company notes in its terms of service that it is not responsible for any arrangements between web designers and end-users and it considers the owner of the site to be the registered owner of the website’s domain name, as found using the WHOIS protocol. There is no sharing profit or commission received or paid.

46.	We note that you offer your customers a software platform. Please provide your analysis supporting why you believe that your platform should not be within the scope of ASC 985-605. Your response should address the criteria outlined in ASC 985-605-55-121.

Response:

The Company provides its customers with a cloud-based online platform through a freemium model. Use of the cloud-based online platform is provided for free (both free and premium subscription customers receive it), the Company generates revenues from related services provided, such as the ability to remove Wix ads, hosting services (storage and bandwidth), connecting a user’s domain name and eCommerce solutions.

Securities and Exchange Commission
July 12, 2013

In order to be within the scope of ASC 985-605-55-121, the Company must meet both of the following criteria:

1.	The customer has the contractual right to take possession of the software at any time during the hosting period without significant penalty; and

2.	It is feasible for the customer to either run the software on its own hardware or contract with another party unrelated to the vendor to host the software.

ASC 985-605-55-122 states that, for purposes of item (1) in the preceding paragraph, the term “significant penalty” contains two distinct concepts:

a.	The ability to take delivery of the software without incurring significant cost; and

b.	The ability to use the software separately without a significant diminution in utility or value.

In addition, ASC 985-605-55-123 states that: “arrangements that do not give the customer such an option are service contracts and are outside the scope of this Subtopic. Hosting arrangements that are service arrangements may include multiple elements that affect how revenue should be attributed.”

Based on the Company’s knowledge of the web-services industry, it is uncommon for cloud computing customers to have a contractual right to take possession of software and run the software in-house or through an unrelated vendor. Therefore, cloud services arrangements generally are not subject to the scope of ASC 985-605. Rather, cloud services arrangements are generally accounted for as a service contract in accordance with the provisions of SAB Topic 13.

Under the Company’s arrangement, the customer does not have the contractual right to take possession of the software and it is not feasible for the customer to either run the software on its own hardware or contract with another party to host the software.

Based on the above analysis, the Company believes it does not meet the criteria of ASC 985-605-55-121 and therefore does not recognize revenue in accordance with ASC 985-605-55-123, ASC 605-10-S99, (SEC Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition”) and ASC 605-25 “Multiple-Element Arrangements.”

47.	Explain why the sales of company developed applications are recognized ratably while third-party applications are recognized when earned. Further, tell us why you recognize the sales of third-party applications net. Indicate whether your subscribers retain the third-party application if their subscription is canceled. In addition, your response should address the indicators outlined in ASC 605-45-45.

Response:

As of December 31, 2012, no revenues had been recognized from self-developed applications and less than $10,000 had been recognized from third-party developed applications. See page 44 where the Company has disclosed: “We launched our App Market in the last quarter of 2012 and therefore generated negligible revenues from it in 2012.”

Securities and Exchange Commission
July 12, 2013

Service revenues related to sale of the Company’s self-developed applications are recognized ratably over the term of the service period as the Company is obligated to provide support services for those applications during the period that the application were purchased. Revenues related to third-party developed applications are recognized net when earned as the Company acts as an agent and there is no future obligation from the Company to the customers.

The applications can be purchased by both free users and users with premium subscriptions. In the event that the subscription is cancelled, customers can operate the application as free users.

The ASC 605-45-45 analysis with respect of third-party developed application is a follows:

1.	The company is the primary obligor in the agreement: The Company is not the primary obligor in the agreement, as the customer signs an agreement with the third-party developer (the “Partners”). The Company does not provide the service to the customer. The Company’s Partners are responsible for the development, operation and maintenance of the application, and the Company serves only as the billing agent.

2.	The company had general inventory risk: Inventory risk is not applicable in the applications business.

3.	The company has latitude in establishing the price: The Company does not have latitude in establishing the price. The Partner provides the Company with the offering and/or pricing strategy for such application. The pricing strategy for each application is reviewed and approved by the Company.

4.	The company changes the product or performs part of the service: The Company does not change the product nor perform part of the service. The Partner has the sole responsibility and liability of any kind for the development, operation and maintenance of the application and for all materials that appear on or within the Partner’s application.

5.	The company has discretion in supplier selection: The Company does not have discretion in supplier selection as each application contains different proprietary technology and offers different solutions, features and functionality.

6.	The company is involved in the determination of product or service specification: The Company is not involved in the determination of product or service specification. The Partner has the sole responsibility for and liability of any kind for, the development, operation and maintenance of the application and for all materials and content that appears on or within its application.

Securities and Exchange Commission
July 12, 2013

7.	The company has credit risk: The Company is not subject to credit risk. If the Company does not collect from a customer, the Company is not obligated to pay the Partner its 70% revenue share. Part of the revenues from applications is collected directly by the Company and part is collected by Partners directly. In either scenario, the Company is entitled to receive 30% of any net application revenues collected (after deduction of commissions, billing and processing costs).

As a result of the above analysis, the Company recognizes revenue from applications developed by third parties based on the net amount retained as, in substance, it has acted as an agent.

48.	We note that your bundled arrangements include arrangements for premium subscriptions, domain names, and apps. We also note that each type of arrangement within the bundled arrangements represents one unit of accounting of a multiple-element arrangement. Please tell us what other features or deliverables were present and considered in each of type of arrangement to determine the unit of accounting and why you believe these would not be considered a separate unit of accounting. We refer you to paragraph 605-25-25-3 to 25-6 in order to discuss in terms of the timing, standalone value, and general right of return.

Response:

The Company has reviewed what features or deliverables could be considered a separate unit of accounting other than the components of the bundle transactions identified by the Staff (premium subscriptions, domain names and apps).

The annual subscription that the Company sells includes (i) a $75 voucher for placing advertisements with Google and (ii) a $50 voucher for placing advertisements with Facebook. The Company receives these vouchers free of charge from Google and Facebook. The Company acts as agent and, as such, is entitled to receive $25 and $0 from Google and Facebook, respectively, only once the voucher is utilized by the customer. The yearly subscription price and payment remain the same whether or not the customer utilizes the vouchers.

The Google vouchers are considered to be contingent revenues as the Company is entitled to receive cash consideration only once the voucher is used with Google by the customer.

Under ASC 605-25-25-5, in an arrangement with multiple deliverables, the delivered item or items shall be considered a separate unit of accounting if both of the following criteria are met:

1.	The delivered item or items have value to the customer on a standalone basis. The item or items have value on a standalone basis if they are sold separately by any vendor or the customer could resell the delivered item(s) on a standalone basis; and

Securities and Exchange Commission
July 12, 2013

2.	If the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item or items is considered probable and substantially in the control of the vendor.

The vouchers do not include a general right of return and delivery or performance is not in the Company’s control, therefore the vouchers do not meet the definition of ASC 605-25-25-5 and revenue is recognized when earned. The total consideration received by the Company from Google for the year ended December 31, 2012 was $200,000.

49.	We note you disclose that your bundled arrangements may consist of all or different combinations of premium subscriptions, domain names, and/or apps with each type of arrangement representing one unit of accounting. Please describe the combinations of arrangements that have occurred if all possible combinations are not typically purchased. Please also tell us if the domain names and apps can each be purchased and operated by the user without purchasing a premium subscription or if any other combination of elements requires concurrent delivery for the user to operate. Furthermore, please provide your analysis that supports your conclusion that the separate units of accounting have standalone value. We refer you to ASC 605-25-25-5(a).

Response:

The Company reviewed the different arrangements with its customers to determine which elements constituted separate units of accounting. The Company also evaluated whether the delivered item had value to the customer on a standalone basis and therefore should be considered a separate unit of accounting. Based on the Company’s review, the Company determined that there are three non-contingent deliverables: (i) subscriptions; (ii) domain names; and (iii) apps. The different combinations of bundle agreement are as follows:

1.	Subscriptions and domain names – Domain names cannot be purchased without a subscription from the Company, but can be purchased separately from third parties and connected to the customer’s Wix website. In addition, the customer can use the domain name independently from the Company’s website for the time period paid for. Subscriptions can be purchased separately. As a result, revenue from each element is recognized ratably over its service period.

2.	Subscriptions and applications - Applications can be purchased by both free users and users with premium subscriptions for a monthly fee. If the subscription is cancelled, the customer can continue to operate the application as a free user as long as he or she pays a monthly fee. Subscriptions can be purchased separately. As a result, revenue from each element is recognized ratably over its service period.

3.

Subscriptions, domain names and applications – As stated above, domain names cannot be purchased without a subscription from the Company but can be purchased separately from third parties and connected to the customer’s Wix website. In

Securities and Exchange Commission
July 12, 2013

addition, the customer can use the domain name independently from the Company’s website. The application can be purchased by both free and premium customers. If a subscription is cancelled, customers can use the application as free users. Subscriptions can be purchased separately. As a result, revenue from each element is recognized ratably over its service period.

ASC 605-25-25-5(a) states that: “the delivered item or items have value to the customer on a standalone basis. The item or items have value on a standalone basis if they are sold separately by any vendor or the customer could resell the delivered item(s) on a standalone basis. In the context of a customer’s ability to resell the delivered item(s), this criterion does not require the existence of an observable market for the deliverable(s).”

As described above, each of the above deliverables meets the requirements of ASC 605-25-25-5(a) since they can be purchased separately: subscriptions and apps can be purchased separately directly from the Company and domain names can be purchased separately from third parties.

50.	For your bundled arrangements, we note you disclose that your revenue for premium subscriptions and apps are allocated based on VSOE and your revenue for domain names are allocated based on TPE. Please explain why you believe the volume of arrangements and the pricings of the population for premium subscriptions and apps were sufficient to establish VSOE. Tell us whether a subscriber would purchase an application without also purchasing the premium subscription. Please also explain why you believe the domain names did not have sufficient evidence of VSOE which required the use of TPE and why you believe the third-party evidence of selling price was an appropriate basis for establishing fair value. We refer you to ASC 605-25-30-6A and 6B.

Response:

Under ASC 605-25-30-6A, vendor-specific objective evidence (VSOE) of selling price is limited to either of the following:

1.	The price charged for a deliverable when it is sold separately.

2.	For a deliverable not yet being sold separately, the price established by management having the relevant authority (it must be probable that the price, once established, will not change before the separate introduction of the deliverable into the marketplace).

Since subscriptions and apps are each sold separately, VSOE is established based on ASC 605-25-30-6A.a. The Company has thousands of transactions selling standalone subscriptions and apps that are within a narrow range. The pricing for such transactions are fixed and not negotiable. As a result, the Company believes that VSOE exists for subscriptions and for apps in a bundled transaction.

Securities and Exchange Commission
July 12, 2013

Domain names are not sold separately from subscriptions, therefore VSOE cannot be established and fair value was based on third-party evidence (TPE). TPE is based on ASC 605-25-30-6B which states that: “Third-party evidence of selling price is the price of the vendor’s or any competitor’s largely interchangeable products or services in standalone sales to similarly situated customers.” The Company reviewed the pricing of domain name sales by comparable companies and found the Company’s pricing to be within the applicable range evidenced from third parties and established its pricing accordingly.

51.	We note your disclosure states that you offer users a 14-day trial period for premium subscriptions during which the users can cancel to obtain a full refund. Please discuss why you believe that the amounts related to14-day trial period should be accounted for as deferred revenue instead of a customer deposit liability. We refer you to ASC 605-10- S99 or SAB Topic 13.A.4 - Fixed or Determinable Sales Price which includes an Interpretative Response for Question 1 of paragraph a. - Refundable Fees for Services. Tell us whether a material amount of subscribers cancel their subscription during the trial period.

Response:

The Company agrees with the Staff’s comment. The Company advises the Staff that the balances related to the 14-day trial period were $51,000 and $112,000 for the years ended December 31, 2011 and 2012, respectively. As a result, due to immateriality, the Company has not revised the classification in its balance sheet and the amount is included in deferred revenues. For future periods, the Company will examine the materiality of such amounts and, if applicable, the Company will reclassify the balance as a customer deposit liability.

A sales price or fee that is variable until the occurrence of future events (other than product returns that are within the scope of FASB ASC Subtopic 605-15) generally is not fixed or determinable until the future event occurs. Accordingly, the revenue from such transactions should not be recognized in earnings prior to the refund privileges expiring.

Additionally, as only approximately 4% of new subscriptions which were purchased in 2012 were cancelled during the trial period, the Company does not believe the amount to be material.

Note 8: Income Taxes, page F-23

52.	Please tell us what consideration you gave to Rule 4-08(h)(1) of Regulation S-X which requires you to disclose the components of income (loss) before income tax expense (benefit) as either domestic or foreign.

Securities and Exchange Commission
July 12, 2013

Response:

The Company has revised note 8 in the financial statement to include the following disclosure:

Loss before taxes on income is comprised as follows:

	Year ended December 31,
	2010	2011	2012
Domestic	$(11,486)	$(22,841)	$(15,749)
Foreign	112	230	1,176

Loss before taxes on income	$(11,374)	$(22,611)	$(14,573)

*    *    *

Please do not hesitate to contact Colin Diamond at (212) 819-8754 or Jessica Chen at (212) 819-8503 of White & Case LLP with any questions or comments regarding this letter.

Sincerely,

/s/ White & Case LLP
White & Case LLP